UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                 August 13, 2002
                                 Date of Report



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




       Pennsylvania               000-22026                 25-1407782
  ---------------------     ----------------------    ----------------------
   (State or other         (Commission File Number)  (IRS Employer
      jurisdiction of                                     Identification No.)
           corporation)





One RentWay Place, Erie, Pennsylvania                         16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                    Zip Code



Registrant's telephone number, including area code:        (814) 455-5378
                                                     --------------------------

Item 5.           Other Events


Rent-Way Conference Call Highlights Improving Performance
o Cost of Sales Improves 2 Percentage Points from March Quarter, 4.5 Percentage Points Year-over-Year

o        Debt Drops $41 Million versus Year Ago

o        Company Anticipates $100 Million Two-Year Debt Reduction by
         September 30

ERIE, Pennsylvania. - August 9, 2002: Rent-Way Inc. (NYSE:RWY) today issued a summary of the conference call it held on August 7 in connection with the release of its results for the quarter ended June 30, 2002. During that call with investors, Rent-Way discussed its solid improvement in profitability and EBITDA, continued debt reduction, and its confidence in achieving its planned refinancing.

William McDonnell, vice president-Finance and CFO, stated, "Investors know that, while we are paying a 15 percent interest rate, measuring Rent-Way's health and progress by the fluctuation of our stock price or our reported bottom line is shortsighted. Our senior management team will consider a variety of prudent approaches to refinancing. We will select the one that best balances reducing the cost of capital with our need for liquidity to grow the business."

During the call, Mr. McDonnell made the following observations:

o Cost of sales improved 2 percentage points versus the March quarter level and 4.5 percentage points versus the year-earlier period, reflecting the company's continued emphasis on controlling expenses, improving merchandise quality and upgrading the sales mix. Cost of sales can improve further.

o         Same-store sales trends have improved on a sequential basis.

o Gross weekly rental revenue, which measures the sales productivity of Rent-Way stores at the unit level, is up 4 percent on a year-to-date basis versus fiscal 2001.

o Merchandise turns, which reflect the average profitability of each item on rent, are up considerably over year-earlier levels.

o         Debt outstanding has fallen by $41 million over the last year.
          Rent-Way has targeted a $100 million reduction in debt by September 30, 2002 versus September 30, 2000 levels.

o Rent-Way has sufficient capital to operate its business and to finance the normal increase in inventory levels for the holiday season. Its store managers have access to enough merchandise to meet customer demand.

William Short, newly appointed senior vice president-Operations, stated, "Our strategic operating plan will be disciplined. It will revolve around the objectives of maximizing shareholder value and growing the business over the next several years. I can assure you that my number one objective for 2003 is to prepare our people to do what has to be done to grow this company profitably for years to come."

He added, "We will continue to compete on the highest level when it comes to recruiting and retaining the best players in our industry. Providing a quality work environment, superior training and defining a clear path of advancement for everyone will be a part of everything we do. We have an award-winning employee inclusion initiative. When we conducted an employee satisfaction survey of our store and regional managers, over 90% said they planned on working here next year and would recommend RentWay as a place to work to their friends and relatives. Those numbers are very strong, and they demonstrate the great job we have done in maintaining a positive esprit de corps through a difficult time."

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,062 stores in 42 states.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects", "anticipates", "believes", "expects", "intends", "will", "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to normalize and control its operating expenses and to continue to realize operating efficiencies, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on and to refinance on more favorable terms its high level of outstanding debt, (8) the outcome of the class action lawsuit and the shareholder derivative lawsuit commenced against the company and (9) the outcome of the continuing investigations involving the company commenced by the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.




                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        Rent-Way, Inc.
                              ----------------------------------
                                        (Registrant)




       August 13, 2002                      /s/William A. McDonnell
--------------------------------      ------------------------------------------
             Date                                   (Signature)
                                               William A. McDonnell
                                      Vice President and Chief Financial Officer




       August 13, 2002                        /s/John A. Lombardi
--------------------------------      ------------------------------------------
             Date                                   (Signature)
                                                 John A. Lombardi
                                       Chief Accounting Officer and Controller